UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 6, 2013
Date of Report (Date of earliest event reported)

PLURES TECHNOLOGIES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5297 Parkside Drive
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(585) 905-0554
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On November 6, 2013, the Registrant received a letter dated November 5, 2013 from counsel to the landlord of the office and fabrication facility of the Registrant’s subsidiary, Advanced Microsensor Corporation (“AMS”), located at 333 South Street, Shrewsbury, Massachusetts.  The letter advised that AMS was in arrears of rent and other payments in the amount of $580,591.56.  The letter further indicated that if the sum is not paid within 5 days, the landlord may seek all available remedies including suspension of deionized water, which is essential for the operation of the facility. The Registrant is working to resolve this matter, however, both by seeking financing and by advising the landlord of issues related to its performance, but  there is no guarantee that it will be resolved favorably.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	Plures Technologies, Inc.

By: /s/ David R. Smith
David R. Smith
CEO